DATE: 28.1.07 G.K

PURCHASE AND STRATEGIC RELATIONSHIP AGREEMENT

PARTIES: The parties to this Purchase and Strategic Relationship Agreement ("the Agreement") are as follows: DCI USA, Inc., a publicly-traded "bulletin board" limited liability company whose address is 8 Bond Street, Suite 301, Great Neck New York 11021 (hereinafter referred to as "DCI"); and Senergy Ltd., an Israeli limited liability company, whose address is Ganey Hadar 133, P.O Box 22, Israel 76830 ("Senergy").

RECITALS:

A. Senergy is in the business of manufacturing, selling, distributing, and installing various solar energy related products world wide directly and through various subsidiaries and related companies. A full break down of Senergy's wholly-owned, partially-owned, and related companies and their areas of business focus appear on Attachment I, attached hereto and incorporated by this reference.

B. Senergy desires to enter into a relationship with DCI whereby DCI will invest in Senergy and provide strategic assets and assistance to further promote Senergy's business.

C. DCI has determined that Senergy provides a value opportunity to penetrate the solar energy field with a seasoned and accomplished team which would add to DCI's current alterative clean energy business plan.

For these reasons and other valuable and good consideration, the Parties do hereby agree to the following:

1) INVESTMENT: DCI will establish a wholly-owned subsidiary named DCI Solar Energy, Inc. (or such other similar name depending upon name availability) ("DCI Solar"). DCI shall cause DCI Solar to invest $500,000 ("the Investment") as follows:
   a) DCI shall invest the Investment in no more than 3 separate installments ("the Installments") in which the first installment shall not be for less than $100,000 ("the First Installment") and the second installment shall not be for less than $200,000 ("the Second Installment").
   b) The Investment shall be for 60% of the equity and/or capital stock of Senergy ("60% Holding"). The common shares of Senergy representing 60% free and clear of the total equity of Senergy (fully diluted) shall be held in escrow by attorney Alon Segev until the full Investment of $500,000 has been paid by DCI Solar to Senergy.
   c) In addition, Senergy shall deliver to DCI Solar a promissory note in the form attached hereto in the amount of each Installment dated and issued as of the date of the payment of the Installment to Senergy by DCI Solar. Each promissory note shall bear interest at 6% per annum. The First Installment promissory note, principal and interest, shall be all due and payable in 18 months from the date of issuance. The due date for the other Installment promissory notes shall be agreed upon by the parties prior to the conclusion of the due diligence period as set forth in 1) e) below. DCI Solar agrees that upon a public offering by Senergy to re-characterize all of the extant promissory notes as a contribution to the capital of Senergy. The amounts due DCI Solar under the promissory notes shall be considered shareholder loans by DCI Solar to Senergy.
   d) The Investment shall be made by June 31, 2007. The first Installment shall be made within three business days of the signing of this Agreement by the parties and the Second Installment shall be made by February 28, 2007.
   e) Due Diligence: Notwithstanding anything to the contrary hereinabove or below, DCI shall have until February 28, 2007, to conduct any and all due diligence it decides relevan and

סנרג'י מערכות סולאריות בע"מ
Senergy Solar Systems Ltd.
Co No: 513873232 .ח.פ

Senergy shall make available its business records and accounts available to DCI during this due diligence period. The parties shall work in good faith to finalize any and all transactional documents necessary to fully consummate the transactions contemplated in this Agreement. Should DCI elect not to complete the Investment by February 28, 2007, the First Installment shall be considered a debt as memorialized by the promissory note executed by Senergy for the First Installment.

f) Alon Segev acting as escrow officer is and shall be instructed irrevocably and unconditionally to deliver the commons shares of Senergy representing a free and clear fully diluted 60% interest in Senergy to DCI Solar upon the payment of the full $500,000.
g) Senergy is currently owned 50% by Alon Segev and 50% by Yoseph Gamliel
h) Neither Senergy, Alon Segev, nor Yoseph Gamliel shall offer any current or new shares for sale, assignment, transfer or hypothecation of any type without the written approval of DCI during the term this Agreement is operative.

2) THE DCI SOLAR OPTION: Senergy shall be granted an option ("the Option") to purchase shares in DCI Solar as follows:

	If Senergy's Average Annual Net Before Tax Profit from the date of this Agreement over a three-year period, shall be:	**Option to buy DCI Solar Energy in %**	**Price ($US)**
1	**More than $1 million.**	12%	**600,000**
2	**More than $5 Million.**	24%	**400,000**
3	**More than $10 million.**	36%	**200,000**
4	**More than $25 million.**	49%	**200,000**

3) THE DCI OPTION: The current principals of Senergy, Alon Segev and Yoseph Gamliel shall collectively have the option to purchase up to 6,000,000 DCI shares for up to three years from the signing of this Agreement at the following prices: 2,000,000 shares at $0.10 per share; 2,000,000 shares at $0.15 per share; 2,000,000 at $0.20 per share.

4) SIGNING BONUS: Alon Segev and Yoseph Gamliel shall collectively receive 500,000 shares of DCI upon the completion of the due diligence by DCI.

5) RESTRICTED SHARES: All of the parties to this Agreement understand and agree that the DCI shares which shall be provided by the Company in the event of any of the options referenced herein are exercised and/or the shares provided to Messrs. Segev and Gamliel as a signing bonus shall not have been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act. The Purchaser understands that the Shares constitute "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Shares indefinitely unless it they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The recipient(s) of the DCI shares pursuant to this Agreement acknowledges that the Company has no obligation to register or qualify the Shares for resale except as provided in any of the Transaction Documents. The recipient(s) of the DCI shares pursuant to this Agreement further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale and the holding period for the Shares, and on requirements relating to the Company which are outside of the recipient's control, and which the Company is under no obligation and may not be able to satisfy.

בע"מ מערכות סולאריות
Senergy Solar Systems Ltd.
ח.פ. 513873232

6) MISCELLANEOUS:

a) Senergy shall have the right to appoint one director to DCI's board of directors.
b) All of Senergy's business activities and the business activities related to solar energy by its principals Messrs. Segev and Yoseph Gamliel, and any of Senergy's subsidiaries or related companies, including but not limited to Sol-cool Israel LTd (a subsidiary of Senergy), shall be for and on behalf of Senergy.
c) Messrs. Segev and Yoseph Gamliel represent, warrant, and guaranty that they shall continue to work and dedicate their full-time services to Senergy for the next 3 years.
d) In consideration for these full-time services, Messrs. Segev and Gamliel shall collectively receive from Senergy $6,000 per month, which payment ("the Executive Salary") shall begin when the first project with gross revenues of no less than $10,000 for the first year ("First Project") is signed.
e) After the First Project, the Executive Salary shall be increased to $10,000.
f) In addition, Messrs. Segev and Gamliel shall receive a loan of $4,000 each ("Executive Loan"), which loan shall be converted into a dividend unless no First Project is signed within 6 months from the date of this Agreement. The Executive Loan shall be at 6 % interest per annum and shall be due following one year from the date of this Agreement unless it was previously converted to a dividend as set forth above.
g) Notwithstanding anything to the contrary above, the Executive Salary shall not exceed 25% of the net before tax annual profit of Senergy.
h) DCI shall have the right to appoint one or more employees to assist in the management of Senergy and these employees shall be entitled to a salary of up to $6,000 per month per each full time employee (or $10,000 when Segev and Gamliel salary convert to $10,000). Notwithstanding anything to the contrary above, the Executive Salary shall not exceed 25% of the net before tax annual profit of Senergy.
i) DCI shall be free to invest in other solar business opportunities outside of its investment in Senergy provided such investments do not compete directly with Senergy's than current business activities, and if so, shall notify Senergy in advance in order to enable it to prepare to such competition.
j) The Parties agree that: DCI will be in charge of managing fund raising activities of Senergy following this Investment for the different projects to be undertaken by Senergy. DCI intends to accomplish a part of the fund raising from external sources. If the funds to be raised are from external sources, Senergy will receive such funds for its projects under commercially reasonable terms, agreeable to Senergy and the financing party (the "Decision makers") and subject to paying DCI a brokerage fee of 5 % from any monies raised for such project finance activities. If DCI equity will be used, the cost will be similar to the cost of the external financing arrangement. DCI does not guarantee financing any project up front and will decide on each project separately.

7) REPRESENTATIONS OF THE PARTIES:

a) Senergy, Alon Segev, and Yoseph Gamliel have made information available to DCI to evaluate the feasibility of this Investment according to DCI request and DCI acknowledges receipt of all necessary info to evaluate this Investment.
b) All of the information provided to DCI is true and accurate.
c) Each of the Parties are corporations duly organized, validly existing and in good standing pursuant to the laws of the jurisdictions under which they are incorporated.
d) Organization and Qualification. Assignor, is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

סנרג'י מערכות סולאריות בע"מ
Senergy Solar Systems Ltd.
Co No: 513873232 .ח.פ

e) DCI has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment, and of investing, in Senergy as contemplated by this Agreement.

f) Authorization

   i) The Parties signing below have all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof.

   ii) The execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby has been duly authorized by Senergy's Board of Directors and shareholders and no further consent or authorization of any third party.

   iii) This Agreement has been duly executed and delivered by the Parties by their respective authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Parties accordingly.

   iv) This Agreement constitutes a legal, valid and binding obligation of the Parties enforceable against the Parties in accordance with its terms.

g) Senergy is the owner of the assets listed on Attachment II, attached hereto and incorporated by this reference. Except for the obligations and loans set forth on Attachment, Senergy represents that the assets are owned and held free and clear of any loans, liens, or claims by any third parties.

h) Senergy represents that its proforma balance sheet and profit and loss as of the date of the Agreement is as set forth on Attachment III, attached hereto and incorporated by this reference.

i) No Conflicts.

   i) The execution, delivery and performance of this Agreement by the Parties and the consummation by the Parties of the transactions contemplated hereby, will not conflict with or result in a violation of any provision of the Articles of Incorporation or By-laws of the Parties; or

   ii) Violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which Assignor is a party.

8) MISCELLANEOUS:

Any notice required to be given hereunder shall be sufficient if in writing, and sent by email or facsimile transmission if receipt is confirmed in a return email or facsimile transmission or by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

For Senergy:
Ganey Hadar 133, P.O Box 22, Israel 76830
Attn: Adv Alon Segev
E-mail: alon-segev@bezeqint.net
Fax:+972-3-6179367.

For DCI USA, Inc.
8 Bond Street
Great Neck, New York 11021
Attn: Jonathan Ilan Ofir, CEO & David Yerushalmi
Email: jiofir@dci-mb.com & dyerushalmi@dci-mb.com
Facsimile: 801-760-3901

Senergy Solar Systems Ltd.

7.2 Delays or Omissions; Waiver

No delay or omission to exercise any right, power, or remedy accruing to any party hereto upon any breach or default by the other under this Agreement shall impair any such right or remedy nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein or in any similar breach or default thereafter occurring.

7.3 Entire Agreement; Amendment

This Agreement (together with the recitals, schedules, appendices, annexes and exhibits hereto attached hereto) contains the entire understanding of the parties with respect to its subject matter and all prior negotiations, discussions, commitments, and understandings heretofore had between them with respect thereto are merged herein. This Agreement may be amended or modified only by a written document signed by all the parties hereto.

7.4 Counterparts, Facsimile Signatures

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A signed Agreement received by a party hereto via facsimile will be deemed an original, and binding upon the party who signed it.

7.5 Governing Law

The Agreement shall be governed by and construed in accordance with the laws of the State of Israel, without giving effect to the rules respecting conflict of law. The competent courts of Tel Aviv-Jaffa shall have exclusive jurisdiction to hear all disputes arising in connection with this Agreement.

7.6 Further Actions

At any time and from time to time, each party agrees, without further consideration, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

7.7 Force Majeure.

No party shall be liable to any other party for non-performance or delay in performance of any of its obligations under this Agreement due to causes beyond its reasonable control, including, but not limited to, fire, strike, hostilities (whether or not declared war), riot, insurrection, civil commotion or unavoidable accident.

8. Due Diligence.

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סנרג'י מערכות סולאריות בע"מ
Senergy Solar Systems Ltd.
Co No: 513873232 .ח.פ

[Signature Page of Share Purchase Agreement]

IN WITNESS WHEREOF, this Agreement has been duly executed on the date herein above set forth.

BY: DCI USA INC.

By: Jonathan I. Ofir, Chief Executive Officer

BY: Senergy, LTD.

סנרג'י מערכות סולאריות בע"מ
Senergy Solar Systems Ltd.
Co No: [illegible] ח.פ.

By: Alon Segev

By: Joseph Gamliel

By: Alon Segev as Escrow Agent

Alon Segev (LL.B ,B.Sc)
Attorney At Law
L.N: [illegible]

By Alon Segev, Adv.